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                                                                    EXHIBIT 25.1



                                  FORM T-1
               ==============================================

                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549
                             __________________

                          STATEMENT OF ELIGIBILITY
                  UNDER THE TRUST INDENTURE ACT OF 1939 OF
                 A CORPORATION DESIGNATED TO ACT AS TRUSTEE
                             __________________

                    CHECK IF AN APPLICATION TO DETERMINE
                    ELIGIBILITY OF A TRUSTEE PURSUANT TO
                         SECTION 305(b)(2) _______
                             __________________

                            THE BANK OF NEW YORK
            (Exact name of trustee as specified in its charter)

      New York                                              13-5160382
(State of incorporation                                  (I.R.S. employer
 if not a national bank)                                 identification no.)

 One Wall Street, New York, N.Y.                                 10286
(Address of principal executive offices)                       (Zip Code)
                             __________________
                         ICN PHARMACEUTICALS, INC.
          (Exact name of each obligor as specified in its charter)

            Delaware                                        33-0628076
(State or other jurisdiction of                          (I.R.S. Employer
 incorporation or organization)                         Identification No.)

      3300 Hyland Avenue
   Costa Mesa, CA  92626                                Tel No. 714-545-0100

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                             __________________
                               RIBAPHARM INC.
          (Exact name of each obligor as specified in its charter)

           Delaware                                          95-4805655
(State or other jurisdiction of                            (I.R.S. Employer
 incorporation or organization)                           Identification No.)

     3300 Hyland Avenue
     Costa Mesa, CA  92626                                Tel No. 714-545-0100

  (Address and telephone number of obligor's principal executive offices)
                             __________________
               6-1/2% Convertible Subordinated Notes due 2008
                    (Title of the indenture securities)

                ============================================

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1.   GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE
     TRUSTEE:

     (A) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

     --------------------------------------------------------------------------
             Name                                           Address
     --------------------------------------------------------------------------

     Superintendent of Banks of the                   2 Rector Street,
     State of New York                                New York, N.Y. 10006, and
                                                      Albany, N.Y. 12203

     Federal Reserve Bank of New York                 33 Liberty Plaza,
                                                      New York, N.Y.  10045

     Federal Deposit Insurance Corporation            Washington, D.C. 20429

     New York Clearing House Association              New York, New York 10005

     (b) WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

     Yes.

2.   AFFILIATIONS WITH THE OBLIGOR.

     IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

     None

16.  LIST OF EXHIBITS.

     EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7A-29 UNDER THE TRUST INDENTURE ACT OF 1939 AND RULE 24 OF THE COMMISSION'S RULES OF PRACTICE.

     1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1, filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

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     4.   A copy of the existing By-Laws of the Trustee. (Exhibit 4 to Form
          T-1 filed with Registration Statement No. 33-31019).

     6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

     7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                 SIGNATURE


Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, and State of New York, on the 31st day of July, 2001


                                                     THE BANK OF NEW YORK



                                                     By: /s/ Christine Collins
                                                       ------------------------
                                                       Assistant Vice President
                                                       Attorney-in-Fact


CCC/pg

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             Consolidated Report of Condition of
                    THE BANK OF NEW YORK
          of One Wall Street, New York, N.Y. 10286
           And Foreign and Domestic Subsidiaries,

a member of the Federal Reserve System, at the close of business March 31, 2001, published in accordance with a call made by the Federal
Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                           Dollar Amounts in
ASSETS                                       Thousands

Cash and balances due from depository
   institutions:
   Noninterest-bearing balances and
     currency and coin                         $2,811,275
   Interest-bearing balances                    3,133,222
Securities:
   Held-to-maturity securities                    147,185
   Available-for-sale securities                5,403,923
Federal funds sold and Securities
   purchased under agreements to
   resell                                       3,378,526
Loans and lease financing receivables:
   Loans and leases held for sale                  74,702
   Loans and leases, net of unearned
     income               37,471,621
   LESS:  Allowance for loan and lease
      losses                 599,061
Loans and leases, net of unearned
     income and allowance                      36,872,560
Trading assets                                 11,757,036
Premises and fixed assets (including
   capitalized leases)                            768,795
Other real estate owned                             1,078
Investments in unconsolidated subsidiaries
   and associated companies                       193,126
Customers' liability to this bank on
   acceptances outstanding                        592,118
Intangible assets
   Goodwill                                     1,300,295
   Other intangible assets                        122,143
Other assets                                    3,676,375
                                               ----------
Total assets                                  $70,232,359
                                              ===========
LIABILITIES
Deposits:
   In domestic offices                        $25,962,242
   Noninterest-bearing    10,588,346
   Interest-bearing       15,395,896
   In foreign offices, Edge and
   Agreement subsidiaries and IBFs             24,862,377
   Noninterest-bearing       373,085
   Interest-bearing       24,489,292
Federal funds purchased and securities
   sold under agreements to repurchase          1,446,874
Trading liabilities                             2,373,361
Other borrowed money:
   (includes mortgage indebtedness and
    obligations under capitalized leases)       1,381,512
 Bank's liability on acceptances
   executed and outstanding                        592,804
 Subordinated notes and debentures               1,646,000
 Other liabilities                               5,373,065
                                               -----------
 Total liabilities                              63,658,235
                                               -----------

 EQUITY CAPTIAL
 Common stock                                    1,135,284
 Surplus                                         1,008,773
 Retained earnings                               4,426,033
 Accumulated other comprehensive
   income                                            4,034
 Other equity capital components                         0
 Total equity capital                            6,574,124
                                               -----------
 Total liabilities and equity capital          $70,232,359
                                               ===========

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     I, Thomas J. Mastro, Senior Vice President and Comptroller of the
above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                       Thomas J. Mastro
                                  Senior Vice President and Comptroller



     We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.
   Thomas A. Rerryi
   Gerald L. Hassell              Directors
   Directors Alan R. Griffith

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